Supplement dated October 9, 2025, to the Statutory Prospectus and Updating Summary Prospectus dated May 1, 2025 for the

Pacific Select Variable Annuity II Issued by Pacific Life Insurance Company

The purpose of this supplement is to announce certain underlying fund changes. This supplement must be preceded or accompanied by the Updating Summary Prospectus or Statutory Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. All information in the Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective November 3, 2025, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to reflect the following changes:

•	The Subadvisor for the Pacific Select Fund Small-Cap Growth will change from MFS Investment Management to Goldman Sachs Asset Management L.P (“GSAM”).

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